                                                                     EXHIBIT 24


                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that PACIFIC CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Corporation") and the undersigned, in the capacities indicated below, hereby constitute and appoint LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, DENIS K. ISONO, and JOSEPH T. KIEFER, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and similar statutes of any other jurisdiction, in connection with the adoption by the Corporation, as the successor issuer to Pacific Century Financial Corporation, a Hawaii corporation ("PCFC-Hawaii"), of registration statements of PCFC-Hawaii filed pursuant to the Securities Act, the Exchange Act or similar statutes of any other jurisdiction, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the Corporation and the undersigned in the capacities indicated below to any registration statement and any and all amendments and supplements to any registration statement and to any instruments or documents filed as a part of or in connection with any such amendments or supplements to any registration statement, and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the Corporation and the undersigned have hereunto set their hands as of the 24th day of April, 1998. This Power of Attorney may be executed in any number of counterparts by one or more of the undersigned.

                                    PACIFIC CENTURY FINANCIAL
                                    CORPORATION

                                    By  /s/ Lawrence M. Johnson
                                        -----------------------
                                        LAWRENCE M. JOHNSON
                                        Chairman of the Board, Chief
                                        Executive Officer and Director



                                    By  /s/ Richard J. Dahl
                                        -----------------------
                                        RICHARD J. DAHL
                                        President and Director


                                      2.

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                                        /s/ David A. Houle
                                        -----------------------
                                        DAVID A. HOULE
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer


                                        /s/ Denis K. Isono
                                        -----------------------
                                        DENIS K. ISONO
                                        Senior Vice President and Controller
                                        (Principal Accounting Officer)


                                        /s/ Peter D. Baldwin
                                        -----------------------
                                        PETER D. BALDWIN, Director


                                        /s/ Mary G.F. Bitterman
                                        -----------------------
                                        MARY G. F. BITTERMAN, Director


                                        /s/ David A. Heenan
                                        -----------------------
                                        DAVID A. HEENAN, Director


                                        /s/ Stuart T.K. Ho
                                        -----------------------
                                        STUART T. K. HO, Director


                                        /s/ Herbert M. Richards
                                        -----------------------
                                        HERBERT M. RICHARDS, JR., Director


                                        /s/ H. Howard Stephenson
                                        -----------------------
                                        H. HOWARD STEPHENSON, Director


                                      3.

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                                        /s/ Stanley S. Takahashi
                                        -----------------------
                                        STANLEY S. TAKAHASHI, Director


                                        /s/ Donald M. Takaki
                                        -----------------------
                                        DONALD M. TAKAKI, Director


                                        /s/ Fred E. Trotter, III
                                        -----------------------
                                        FRED E. TROTTER, III, Director


                                      4.